UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

 _____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2026 (January 5, 2026)

Mag Magna Corp. (Exact name of registrant as specified in its charter)

333-268561	98-1626237
(Commission File Number)	(IRS Employer Identification Number)

4005 West Reno Avenue, Suite F Las Vegas, Nevada 89118	Wyoming
(Address of Principal Executive Offices)	(State or other jurisdiction of incorporation or organization)

702-595-2247

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On January 19, 2026, Mag Magna Corp., a Wyoming corporation (the “Company”), the Company entered into a purchase agreement (the “Purchase Agreement”) relating to certain mineral rights in and to 21 parcels of real property located in Hardin County, Illinois, and three unpatented lode mining claims located in Mohave County, Arizona (collectively, the “Properties”). The purchase price for the Properties is $300,000 in cash and 2,000,000 shares of common stock of the Company, to be issued within six months of the closing date at a deemed price of $5.00 per share, for a total agreed upon purchase price of $10,300,000 for the Properties. The cash portion of the Purchase Price is payable, as follows: (a) $25,000 within 30 days of closing; $25,000 within 90 days of closing; $25,000 within 120 days of closing; $125,000 on the first anniversary of closing date; and $100,000 on the second anniversary of closing date. In addition, under the Purchase Agreement, the seller of the Properties retains a 2% net smelter return royalty on any commodities produced from the Properties or from the Area of Interest (defined as the area contained by the outer boundaries of the Properties) by the Company or an affiliate of the Company.

Under the Purchase Agreement, the Company is required to actively explore the Properties with a view to determining their mineral potential and the prospects for their development and future production. Minimum work requirements of the Company are $100,000 and $200,000 for 2026 and 2027, respectively.

The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this Current Report.

Change in Plan of Business

Upon the change in control of the Company, the Company’s Board of Directors determined to pursue the acquisition and exploitation of rare earth minerals. The acquisition of the Properties is the first action taken in furtherance of the Company’s new plan of business. All future available capital will be applied to the pursuit of such new plan of business. The prior business of the Company focused on certain aspects within the chicken farming industry is not currently being pursued by the Company.

Item 3.02 Unregistered Sales of Equity Securities.

In January 2026, the Company issued one (1) share of its Series X Preferred Stock (the “Series X Share”) to Harpreet Sangha, its sole officer and director and holder of the majority voting power. While Mr. Sangha held the majority voting power of the Company prior to such issuance, the Board of Directors of the Company deemed it to be in the best interests of the Company and its shareholders to assure stability and continuity during the Company’s initial stages of development to issue the Series X Share to Mr. Sangha.

The issuance of the Series X Share by the Company to Mr. Sangha was made without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(a)(2) of the Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to only one person, the lack of any general solicitation or advertising in connection with such issuance, that such issuee is an accredited investor (as that term is defined in Rule 501(a) of Regulation D), and that such issuee acquired the Series X Share for its own account and without a view to distribute such Series X Share.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Directors

On January 15, 2026, the Board of Directors of the Company increased the number of members of the Board of Directors from one (1) to three (3). To fill the vacancies created by such member expansion, Jamal (Jamie) Khurshid and Michael D. Noonan (the “New Directors”) were appointed as Directors of the Company.

2

Certain information regarding the backgrounds of the New Directors is set forth below.

Jamal (Jamie) Khurshid. Mr. Khurshid, 51, is a Fintech Veteran with deep sector experience as executive director at Goldman Sachs, Credit Suisse, and the Royal Bank of Scotland. Known in capital markets for leading two consortium ventures, (IHS) Markit Boat for European MiFID regulatory transparency and LSEG`s Turquoise MTF. Jamie is recognized for defining the first voluntary transparency regime for the global bullion market on behalf of the London Bullion Market Association, authorized by the Bank of England with oversight from the UK FCA. He has been a joint partner of Cinnober Financial Technology, a Swedish Fintech that operated global exchanges and clearing houses, and was sold to Nasdaq.

He is the founder and Chairman of Jacobi Asset Management, Europe's first and only spot Bitcoin ETF issuer. Jamie is also co-founder of Digital RFQ, an FCA registered payments platform facilitating global cross border payments through the use of blockchain technology. He sold Digital RFQ to US listed Nukkleus Inc (Nasdaq:NUKK) where he was an executive board member, Chief Operating Officer and CEO.

He was a board member at Financial Strategies Acquisition Corp and chair of the audit committee and board member at Bannix Acquisition Corp (Nasdaq:BNIX) that successfully completed a business combination with VisionWave Holdings trading under ticker (Nasdaq:VWAV)

Jamie was voted by Financial News as one of the top 40 under 40 in trading and technology in 2015 and named in the 'Exchange invest' Top 1000 most influential people in global financial markets in 2017.

Notable Achievements: Led the bank consortium launch of the first European MiFID regulatory transparency platform Boat Services in 2007 and subsequently sold to IHS Market; Led the bank consortium launch of the first European Multilateral Trading Facility (MTF) Turquoise in 2008 and subsequently sold the business to the London Stock Exchange Group; Launched the leading regulatory transparency business under Europe's MiFID II Regulation called TRADEcho as a joint venture with the London Stock Exchange Group; Wrote the transparency rules for global precious metals with the LBMA and BoE; Launched the first bilateral OTC market for voice brokered commodities starting with Norwegian salmon market in 2019; Launched the first institutional cross border payments rails on blockchain using stablecoins in 2020 that despac'd under the Gensler led SEC administration onto Nasdaq in 2023; Launched the first and only Bitcoin ETF in Europe in 2023, 6 months ahead of Blackrock and others in the USA.

Michael D. Noonan. Mr. Noonan, 67, is the principal of Noonan Advisors, LLC and provides comprehensive financial advisory services and functional roles to public companies. He offers consultation in many areas including corporate governance, corporate finance, initial public offering, strategic planning and analysis, investor relations, and financial public relations. He has worked in many jurisdictions including the United States, Canada, European Union, as well as several countries in the Middle East, Africa and Asia.

Mr. Noonan also serves on several public company boards in a variety of industries and sectors. Most recently, Michael was appointed as the Chief Financial Officer of Cytovia Therapeutics Inc., a biotech company, to complete an Initial Public Offering. Previous experience includes Finjan Holdings, Inc., (Nasdaq: FNJN) a cybersecurity and intellectual property company, where he served as Chief Financial Officer & Treasurer from 2014 until 2019. Prior to Finjan, Mr. Noonan served as the CFO of Sky Petroleum Inc.(OTCBB: SKPI), an international oil and gas exploration and development company, from 2005 until 2013, and served as a member of Sky Petroleum's board of directors from 2005 until 2014. Mr. Noonan also served as a Senior Director of Finance for Forgent Networks (Nasdaq: FORG), an intellectual property company, from 2002 to 2005, where he was responsible for finance, investor relations, human resources and mergers and acquisitions. Prior to Forgent, Mr. Noonan worked for Pierpont Communications, an investor and public relations firm, where he was a Senior Vice President. Mr. Noonan has also served as Director of Investor Relations and Corporate Communications at Integrated Electrical Services, (NYSE: IEE) an electrical services company, and Manager of Investor Relations and Public Affairs for Sterling Chemicals, (NYSE: STYX), a manufacturer of commodity petrochemicals.

Mr. Noonan received a BBA in Business Administration and Economics from Simon Fraser University in British Columbia, Canada; an MBA from Athabasca University in Alberta, Canada; and an Executive JD from Concord Law School at Purdue University Global in Los Angeles, California.

3

Changes in Executive Officers

Effective January 27, 2026, the Company’s Board of Directors appointed Harpreet Sangha as Chairman of the Board; concurrently, the Board of Directors appointed Jamal (Jamie) Khurshid as Chief Executive Officer, President and Secretary of the Company and Michael D. Noonan was appointed as Chief Financial Officer and Treasurer of the Company. Certain information regarding the background of Messrs. Khurshid and Noonan is set forth above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment to Articles of Incorporation

On January 16, 2026, the Company filed with the State of Wyoming an Articles of Amendment to its Articles of Incorporation in the form an Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”). The following provisions were included in the Amended and Restated Articles:

1.	Capital Stock. 500,000,000 shares of $.0001 par value common stock are now authorized; 1,000,000 shares of $.0001 par value preferred stock are now authorized. Notwithstanding the designation of the class of Series X Preferred Stock designated in the Amended and Restated Articles [see paragraph 7 below], the designations, preferences, limitations, restrictions, and relative rights of any additional classes of preferred stock, and variations in the relative rights and preferences as between different series, shall be established by the Company’s Board of Directors.

2.	Cumulative Voting. Cumulative voting for the election of directors shall not be permitted.

3.	Preemptive Rights. No holder of any stock of the Company shall be entitled, as a matter of right, to purchase, subscribe for or otherwise acquire any new or additional shares of stock of the Company of any class, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, or any shares, bonds, notes, debentures or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares unless specifically authorized by the Board of Directors of the Company.

4.	Shareholder Voting on Corporate Actions. Notwithstanding the requirements of Wyoming law, the affirmative vote or concurrence of the holders of a majority of the outstanding shares of the Company entitled to vote thereon are required to make effective all transactions that require shareholder approval under applicable law.

5.	Indemnification of Directors, Officers, Employees, Fiduciaries and Agents.

A.	Liability for Monetary Damages. The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent permissible under Wyoming law provided, however, that (1) the liability of directors is not limited or eliminated (a) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (b) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (c) for any transaction from which a director derived an improper personal benefit, (d) for acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (e) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (2) the liability of directors is not limited or eliminated for any act or omission occurring prior to the date when these Articles of Incorporation becomes effective, or (f) any of the acts set forth in Section 17-16-202 of the Wyoming Business Corporations Act and (3) the liability of officers is not limited or eliminated for any act or omission as an officer, notwithstanding that the officer is also a director or that his or her actions, if negligent or improper, have been ratified by the directors.

The Company shall indemnify, to the fullest extent permitted by applicable law, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he is or was a director or officer of the Company or, while serving at the request of the Company as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Company also shall indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

4

B.	Expenses. The Company shall advance expenses in advance of the final disposition of the case to or for the benefit of a director, officer, employee, fiduciary, or agent, who is party to a proceeding such as described in the preceding paragraph A to the maximum extent permitted by applicable law.

C.	Repeal or Modification. Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director or officer of the Company or other person entitled to indemnification existing at the time of such repeal or modification.

6.	Limitations of Liability.

A.	Limitation of Liability. Notwithstanding Wyoming law, specifically Section 17-16-202 of the Wyoming Business Corporations Act, or the provisions of these Articles of Incorporation, a director of the Company shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or to its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived an improper personal benefit. If the Wyoming Business Corporations Act is amended after this Article is adopted to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Wyoming Business Corporations Act, as so amended.

B.	Repeal or Modification. Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

7.	Designation of Series X Preferred Stock. One (1) share of the Company’s authorized shares of Preferred Stock, $0.0001 par value per share, is hereby designated as “Series X Preferred Stock” and having the characteristics set forth below.

A.	Fractional Shares. The Series X Preferred Stock may not be issued in fractional shares.

B.	Voting. The share of Series X Preferred Stock shall have rights in all matters requiring stockholder approval to a number of votes equal to two (2) times the sum of:

(1)	The total number of shares of Common Stock which are issued and outstanding at the time of any election or vote by the stockholders; plus

(2)	The number of votes allocated to shares of Preferred Stock issued and outstanding of any other class that shall have voting rights.

C.	Conversion. The Series X Preferred Stock shall possess no rights of conversion.

D.	Liquidation Rights. The Series X Preferred Stock shall possess no liquidation rights.

E.	Dividends. The Series X Preferred Stock shall possess no dividend rights.

F.	Protection Provisions. The Company shall not, without first obtaining the consent of the holder of the share of Series X Preferred Stock, alter or change the rights, preferences or privileges of the Series X Preferred Stock so as to affect adversely the holder of the share of Series X Preferred Stock.

5

G.	Waiver. Any of the rights, powers or preferences of the Series X Preferred Stock may be waived by the affirmative consent of the holder of the share of Series X Preferred Stock.

H.	No Other Rights or Privileges. Except as specifically set forth herein, the holder of the share of Series X Preferred Stock shall have no other rights, privileges or preferences with respect to the Series X Preferred Stock.

8.	Conflicting Interest Transactions. No contract or other transaction between the Company and one (1) or more of its directors or any other corporation, firm, association, or entity in which one (1) or more of its directors are directors or officers or are financially interested shall be either void or voided solely because of such relationship or interest, or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or solely because their votes are counted for such purpose if:

A.	The fact of such a relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

B.	The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

C.	The contract or transaction is fair and reasonable to the Company. Common or interested directors may be counted in determining the presence of a quorum, as herein previously defined, at a meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies such contract or transaction.

The foregoing description of the Amended and Restated Articles is qualified in its entirety by the full text of the Amended and Restated Articles, which is filed as Exhibit 3.1 to, and incorporated by reference in, this Current Report.

Amended and Restated Bylaws

On January 15, 2026, the Board of Directors of the Company adopted Amended and Restated Bylaws (the “Restated Bylaws”), to provide the Company and its shareholders with a more modern framework for corporate governance.

The foregoing description of the Restated Bylaws is qualified in its entirety by the full text of the Restated Bylaws, which is filed as Exhibit 3.2 to, and incorporated by reference in, this Current Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 2, 2026, Harpreet Sangha, the holder of the majority voting power of the Company, approved the adoption and filing of the Amended and Restated Articles with the State of Wyoming.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation (Amended and Restated Articles of Incorporation), filed January 13, 2026
3.2	Amended and Restated Bylaws
10.1	Purchase Agreement among the Company, American Lithium Minerals, LLC and Searchlight Strategic Resources, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAG MAGNA CORP.

Date: January 27, 2026	By:	/s/ Jamal Khurshid
Jamal Khurshid
Chief Executive Officer

7